First Quarter 2015 Earnings Conference Call 20 February 2015 Exhibit 99.3 (Furnished herewith) 21

| 1st Quarter 2015 Earnings Conference Call 2 Safe Harbor Statement & Disclosures The earnings call and accompanying material include forward-looking comments and information concerning the company’s plans and projections for the future, including estimates and assumptions with respect to economic, political, technological, weather, market acceptance and other factors that impact our businesses and customers. They also may include financial measures that are not in conformance with accounting principles generally accepted in the United States of America (GAAP). Words such as “forecast,” “projection,” “outlook,” “prospects,” “expected,” “estimated,” “will,” “plan,” “anticipate,” “intend,” “believe,” or other similar words or phrases often identify forward-looking statements. Actual results may differ materially from those projected in these forward-looking statements based on a number of factors and uncertainties. Additional information concerning factors that could cause actual results to differ materially is contained in the company’s most recent Form 8-K and periodic report filed with the U.S. Securities and Exchange Commission, and is incorporated by reference herein. Investors should refer to and consider the incorporated information on risks and uncertainties in addition to the information presented here. Investors should consider non-GAAP financial measures in addition to, and not as a substitute for, financial measures prepared in accordance with GAAP. The company, except as required by law, undertakes no obligation to update or revise its forward-looking statements whether as a result of new developments or otherwise. The call and accompanying materials are not an offer to sell or a solicitation of offers to buy any of the company’s securities. 22

| 1st Quarter 2015 Earnings Conference Call 3 First Quarter Overview (in millions of dollars except per share amounts) Q1 2015 Q1 2014 Change Net Sales and Revenues $6,383 $7,654 -17% Net Sales $5,605 $6,949 -19% Net Income Attributable to Deere & Company $387 $681 -43% Diluted EPS $1.12 $1.81 -38% 23

| 1st Quarter 2015 Earnings Conference Call 4 First Quarter Overview Net Sales Equipment operations net sales: Down 19% in Q1 2015 vs. Q1 2014 Price realization: +1 point JD Landscapes and JD Water: (2) points Currency translation: (2) points 24

| 1st Quarter 2015 Earnings Conference Call 5 Worldwide Agriculture & Turf First Quarter Overview *Q1 2015 operating profit impacted by: (in millions of dollars) Q1 2015 Q1 2014 Change Net Sales $4,081 $5,596 -27% Operating Profit* $268 $797 -66% Favorable Unfavorable Selling, Administrative, and General Expenses Shipment Volumes Price Realization Less Favorable Sales Mix 25

| 1st Quarter 2015 Earnings Conference Call U.S. Farm Cash Receipts Source: 1999 – 2012: USDA 10 February 2015 2013E – 2015F: Deere & Company Forecast as of 20 February 2015 6 26

| 1st Quarter 2015 Earnings Conference Call 7 World Farm Fundamentals Global Stocks-to-Use Ratios Source: USDA – 10 February 2015 Cotton Wheat Corn Soybeans 27

| 1st Quarter 2015 Earnings Conference Call 8 Deere & Company Forecast as of 20 February 2015 Economic Update EU 28 – Fiscal 2015 Economic growth continues at slow rate Crop prices have weakened but are stabilizing at levels close to the long-term average Livestock margins lower but at sound levels Beef prices have stabilized Feed costs have eased Downward pressure on dairy margins 28

| 1st Quarter 2015 Earnings Conference Call 9 Deere & Company Forecast as of 20 February 2015 Economic Update Other Selected Markets – Fiscal 2015 Commonwealth of Independent States (CIS) Strong headwinds persist Increasing economic pressure and tightening credit conditions Geopolitical uncertainty impacting Western manufacturers China Economic growth slower than expected Lower commodity prices impacting agricultural economy, somewhat mitigated by domestic supports Ongoing subsidies are supportive of agricultural equipment India Growth forecast expected to improve as positive sentiment continues with new government Monsoon below normal resulting in lower overall agricultural output 29

| 1st Quarter 2015 Earnings Conference Call 10 Crop Value of Agricultural Production Brazil Source: IHS Global Insight, February 2015 Crop Value of Agricultural Production Expected to decrease ~ 12% in 2015 over prior season 2014 Mix by Crop 30

Eligible Finance Rates for Ag Equipment Brazil | 1st Quarter 2015 Earnings Conference Call 11 Farmers with Annual Revenues <R$90M Farmers with Annual Revenues >R$90M Source: ABIMAQ (Brazilian Association of Machinery and Equipment) and BNDES PSI-FINAME was the key credit line for machinery acquisition from 2011 – 2014; Moderfrota is the most attractive credit line through June 2015 2011 2012 2013 2014 2015 31

| 1st Quarter 2015 Earnings Conference Call 12 Agriculture & Turf Retail Sales Industry Outlook – Fiscal 2015 Deere & Company Forecast as of 20 February 2015 (Previous Forecast as of 26 November 2014) 2015 Forecast Previous Forecast U.S. and Canada Ag Down 25-30% No change EU 28 Ag Down ~ 10% No change South America Ag (Tractors and Combines) Down 10-15% Down ~ 10% CIS Countries Ag Down significantly Further deterioration Asia Ag Down slightly No change U.S. and Canada Turf and Utility Equipment Flat to up 5% No change 32

| 1st Quarter 2015 Earnings Conference Call 13 Worldwide Agriculture & Turf Deere & Company Outlook Fiscal Year 2015 Forecast Net sales: Down ~ 23% Currency translation: ~ (4) points Previous forecast: Down ~ 20% Currency translation ~ (2) points Deere & Company Forecast as of 20 February 2015 (Previous Forecast as of 26 November 2014) 33

| 1st Quarter 2015 Earnings Conference Call 14 Worldwide Construction & Forestry First Quarter Overview (in millions of dollars) Q1 2015 Q1 2014 Change Net Sales $1,524 $1,353 +13% Operating Profit* $146 $94 +55% Incremental Margin ~ 30% *Q1 2015 operating profit impacted by: Favorable Unfavorable Shipment Volumes Sales-Incentive Costs Foreign-Currency Exchange 34

U.S. Economic Indicators 2015 Forecast Previous Forecast GDP Growth (annual percentage rate)* +3.1% +2.7% Housing Starts (thousands) 1,163 1,190 Total Construction Investment (annual percentage rate)* +4.1% +6.3% Government Spending Growth (annual percentage rate)* +2.4% +3.3% | 1st Quarter 2015 Earnings Conference Call 15 Worldwide Construction & Forestry Deere & Company Outlook Source: Global Insight, Calendar Year Estimates – January 2015 * Change from prior year in real dollars Fiscal Year 2015 Forecast Net sales: Up ~ 5% Currency translation: ~ (2) points Previous forecast: Up ~ 5% Currency translation: ~ (1) point Deere & Company Forecast as of 20 February 2015 (Previous Forecast as of 26 November 2014) 35

| 1st Quarter 2015 Earnings Conference Call 16 Worldwide Financial Services Credit Loss History Provision for Credit Losses / Average Owned Portfolio 0.02% 15 Year Average * Annualized provision for credit losses as of 31 January 2015 36

| 1st Quarter 2015 Earnings Conference Call 17 Worldwide Financial Services First Quarter 2015 Net income attributable to Deere & Company $157 million in Q1 2015 vs. $142 million in Q1 2014 Fiscal Year 2015 Forecast Net income attributable to Deere & Company of ~ $630 million Previous forecast: ~ $610 million Deere & Company Forecast as of 20 February 2015 (Previous Forecast as of 26 November 2014) 37

| 1st Quarter 2015 Earnings Conference Call 18 Consolidated Trade Receivables & Inventory (in millions of dollars) Q1 2015* Actual 2015** Forecast 2015** Previous Forecast A&T  $1,423 $525 $375 C&F  $23  $625  $775 Total, as reported $1,400  $100  $400 Total, constant exchange $950  $325  $375*** * Change at 31 January 2015 vs. 31 January 2014 ** Forecasted change at 31 October 2015 vs. 31 October 2014 *** 26 November 2014 guidance for consolidated trade receivables and inventory at constant exchange was up $175 million. Previous 2015 forecast information for the same item is revised here for comparison purposes. Deere & Company Forecast as of 20 February 2015 (Previous Forecast as of 26 November 2014) 38

| 1st Quarter 2015 Earnings Conference Call 19 Cost of Sales as a Percent of Net Sales Equipment Operations Deere & Company Forecast as of 20 February 2015 (Previous Forecast as of 26 November 2014) First Quarter 2015 ~ 79% Fiscal Year 2015 Forecast ~ 78% No change from previous forecast 39

| 1st Quarter 2015 Earnings Conference Call 20 Research & Development Expense Equipment Operations First Quarter 2015 Up ~ 3% vs. Q1 2014 Currency translation: ~ (2) points Fiscal Year 2015 Forecast Down ~ 1% vs. FY 2014 Currency translation: ~ (2) points Previous forecast: ~ Flat vs. FY 2014 Deere & Company Forecast as of 20 February 2015 (Previous Forecast as of 26 November 2014) 40

| 1st Quarter 2015 Earnings Conference Call 21 Selling, Administrative & General Expense Equipment Operations Deere & Company Forecast as of 20 February 2015 (Previous Forecast as of 26 November 2014) First Quarter 2015 Down ~ 16% vs. Q1 2014 JD Landscapes and JD Water: ~ (8) points Currency translation: ~ (2) points Fiscal Year 2015 Forecast Down ~ 9% vs. FY 2014 JD Landscapes and JD Water: ~ (2) points Currency translation: ~ (3) points Previous forecast: Down ~ 5% vs. FY 2014 JD Landscapes and JD Water: ~ (2) points 41

| 1st Quarter 2015 Earnings Conference Call 22 Pension and OPEB Expense First Quarter 2015 Up ~ $20 million vs. Q1 2014 Fiscal Year 2015 Forecast Up ~ $80 million vs. FY 2014 Previous forecast: Up ~ $85 million vs. FY 2014 Deere & Company Forecast as of 20 February 2015 (Previous Forecast as of 26 November 2014) 42

| 1st Quarter 2015 Earnings Conference Call 23 Income Taxes Equipment Operations First Quarter 2015 Effective tax rate: ~ 28% Rest of Year 2015 Forecast Effective tax rate: 34-36% Deere & Company Forecast as of 20 February 2015 43

| 1st Quarter 2015 Earnings Conference Call 24 Strong Operating Performance Equipment Operations Fiscal Year Cash Flows from Operations * Previous forecast ~ $2.9 billion Deere & Company Forecast as of 20 February 2015 (Previous Forecast as of 26 November 2014) $ Billions 44

| 1st Quarter 2015 Earnings Conference Call 25 2015 Company Outlook Second Quarter 2015 Forecast Net sales: Down ~ 19% vs. Q2 2014 Price realization: ~ +2 points Currency translation ~ (4) points Deere & Company Forecast as of 20 February 2015 45

| 1st Quarter 2015 Earnings Conference Call 26 2015 Company Outlook Fiscal Year 2015 Forecast Net sales: Down ~ 17% vs. FY 2014 Price realization: ~ +2 points Currency translation: ~ (3) points Previous forecast: Down ~ 15% vs. FY 2014 Price realization: ~ +2 points Currency translation ~ (2) points Net income attributable to Deere & Company of ~ $1.8 billion Previous forecast ~ $1.9 billion Deere & Company Forecast as of 20 February 2015 (Previous Forecast as of 26 November 2014) 46

27 | 1st Quarter 2015 Earnings Conference Call Fiscal Year 2015 Outlook Forecast projects much better performance than prior Ag downturns Responding aggressively to control costs and assets and align production levels with reduced order volumes Should enable us to respond quickly when markets recover Power of the Portfolio Broad-based business lineup with Construction & Forestry and John Deere Financial Source: Association of Equipment Manufacturers February 2015; Deere & Company Forecast as of 20 February 2015 1990-1992 1998-1999 2013-2015F United States & Canada Large Ag* Industry Decline ~ 24% ~ 35% ~ 50% Deere Net Sales Decline ~ 16% ~ 19% ~ 22% Net Income Decline Attributable to Deere & Company ~ 91% ~ 77% ~ 49% * Tractors > 220 horsepower and combines 47

| 1st Quarter 2015 Earnings Conference Call 28 Appendix 48

| 1st Quarter 2015 Earnings Conference Call 29 49 THE JOHN DEERE STRATEGY OUR PURPOSE: Committed to those linked to the land

Deere Use-of-Cash Priorities | 1st Quarter 2015 Earnings Conference Call 30 Manage the balance sheet, including liquidity, to support a rating that provides access to low-cost and readily available short- and long-term funding mechanisms Reflects the strategic nature of our financial services operation Committed to “A” Rating Cash from Operations Fund Operating and Growth Needs Common Stock Dividend Share Repurchase Fund value-creating investments in our businesses Consistently and moderately raise dividend targeting a 25%-35% payout ratio of mid-cycle earnings Consider share repurchase as a means to deploy excess cash to shareholders, once above requirements are met and repurchase is viewed as value-enhancing 50

| 1st Quarter 2015 Earnings Conference Call 31 Sources and Uses of Cash Fiscal 2004–2014 Equipment Operations Source: Deere & Company SEC filings = Source of Cash = Use of Cash ~60% of cash from operations returned to shareholders 51 (1) Other Includes proceeds from maturities and sales of marketable securities and purchases of marketable securities and reconciliation for non-cash items including excess tax benefits from share-based compensation and the effect exchange rates on cash and cash equivalents

| 1st Quarter 2015 Earnings Conference Call Deere Quarterly Dividends Declared* Q1 2003 – Q1 2015 32 Dividend raised 114% since launch of the revised John Deere Strategy in 2010** * Adjusted for 2 for 1 stock split on 26 November 2007 ** See revised John Deere Strategy in Appendix 52

| 1st Quarter 2015 Earnings Conference Call 33 Share Repurchase As Part of Publicly Announced Plans Cumulative cost of repurchases 2004-1Q2015: ~ $14.0 billion Amount remaining on December 2013 authorization of $8 billion: ~ $5.6 billion 31 January 2015 period ended basic shares: ~ 339.5 million 1Q2015 average diluted shares: ~ 345.7 million Shares repurchased 2004-1Q2015: ~ 217.3 million Average repurchase price 2004-1Q2015: $64.59 Actual Shares Repurchased* (in millions) Total Amount** (in billions) 2004 5.9 $0.2 2005 27.7 $0.9 2006 34.0 $1.3 2007 25.7 $1.5 2008 21.2 $1.7 2009 0.0 $0.0 2010 5.2 $0.4 2011 20.8 $1.7 2012 20.2 $1.6 2013 18.2 $1.5 2014 31.5 $2.7 2015 YTD 6.9 $0.6 * All shares adjusted for two-for-one stock split effective 26 November 2007 ** Rounded totals for each period – sum may not tie to cumulative cost of repurchases 2004-1Q2015 53

| 1st Quarter 2015 Earnings Conference Call 34 Other Information Equipment Operations Fiscal Year 2015 Forecast Capital Expenditures: ~ $850 million Previous forecast: ~ $875 million Depreciation and Amortization: ~ $800 million Previous forecast: ~ $850 million Pension/OPEB Contributions: ~ $100 million No change from previous forecast Deere & Company Forecast as of 20 February 2015 (Previous Forecast as of 26 November 2014) 54

| 1st Quarter 2015 Earnings Conference Call 35 U.S. Farm Commodity Prices Deere & Company Forecast as of 20 February 2015 (Previous Forecast as of 26 November 2014) (dollars per bushel, except cotton, which is dollars per pound) 2013/14 Estimate Previous 2013/14 2014/15 Projection Previous 2014/15 Corn $4.46 $4.45 $3.85 $3.45 Wheat $6.90 $6.90 $6.10 $5.85 Soybeans $13.00 $13.00 $9.85 $9.25 Cotton $.78 $.78 $.62 $.65 55

U.S. Farm Commodity Prices | 1st Quarter 2015 Earnings Conference Call 36 Source: USDA 56

| 1st Quarter 2015 Earnings Conference Call 37 U.S. Acres Planted Deere & Company Forecast as of 20 February 2015 Acres Planted (millions) 2014/15 Projection 2015/16 Projection Corn 90.6 88.6 Wheat 56.8 55.9 Soybeans 83.7 86.1 Cotton 11.0 10.0 57

| 1st Quarter 2015 Earnings Conference Call 38 U.S. Farm Cash Receipts Deere & Company Forecast as of 20 February 2015 (Previous Forecast as of 26 November 2014) (in billions of dollars) 2013 Estimate 2014 Forecast Previous 2014 2015 Forecast Previous 2015 Crops $218.5 $198.2 $193.8 $182.8 $184.4 Livestock $182.8 $209.2 $209.4 $199.0 $197.1 Government Payments $11.0 $10.7 $9.3 $12.4 $10.0 Total Cash Receipts $412.3 $418.1 $412.5 $394.2 $391.5 58

| 1st Quarter 2015 Earnings Conference Call 39 U.S. Net Farm Cash Income Deere & Company Forecast as of 20 February 2015 (Previous Forecast as of 26 November 2014) (in billions of dollars) 2013 Estimate 2014 Forecast Previous 2014 2015 Forecast 2015 Forecast Total Cash Receipts $412.3 $418.1 $412.5 $394.2 $391.5 Other Farm-Related Income $31.5 $27.3 $31.8 $25.3 $29.0 Gross Cash Income $443.8 $445.4 $444.3 $419.5 $420.5 Cash Expenses ($312.7) ($330.3) ($326.0) ($320.0) ($319.0) Net Cash Income $131.1 $115.1 $118.3 $99.5 $101.5 59

| 1st Quarter 2015 Earnings Conference Call 40 Retail Sales U.S. and Canada Ag Industry* Deere** Utility Tractors  8% in line with the industry Row-Crop Tractors 5% less than the industry 4WD Tractors 65% slightly more than the industry Combines 53% more than the industry January 2015 Retail Sales and Dealer Inventories * As reported by the Association of Equipment Manufacturers ** As reported to the Association of Equipment Manufacturers *** At 31 January – in units as a % of trailing 12 months retail sales, as reported to the Association of Equipment Manufacturers Deere Dealer Inventories*** U.S. and Canada Ag 2015 2014 Row-Crop Tractors 24% 19% Combines 10% 10% 60

| 1st Quarter 2015 Earnings Conference Call 41 January 2015 Retail Sales EU 28 Deere* Tractors  single digit Combines flat U.S. and Canada Deere* Selected Turf & Utility Equipment  double digits * Based on internal sales reports U.S. and Canada – Construction & Forestry Deere* First-in-the-Dirt  double digits Settlements  double digits 61

Deere’s second quarter 2015 conference call is scheduled for 9:00 a.m. central time on Friday, May 22, 2015 62